UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2018

TravelCenters of America LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33274	20-5701514
(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, Ohio	44145
(Address of Principal Executive Offices)	(Zip Code)

440-808-9100

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐            Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01: Entry into a Material Definitive Agreement

On September 1, 2018, TravelCenters of America LLC (the “Company”) and its subsidiary, TA Operating LLC (“TA Operating”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with EG Retail (America), LLC (“Buyer”) and EG Group Limited (“Buyer Parent”), pursuant to which, upon the terms and subject to the conditions thereto, Buyer has agreed to purchase 225 of TA Operating’s standalone convenience store properties, one standalone restaurant, five parcels of vacant land and certain related assets (the “C-Store Business”) for an aggregate purchase price of approximately $330.8 million.  The $330.8 million total sales price includes $25.8 million of estimated net working capital items that are based on June 30, 2018, and are subject to adjustment based on actual balances of these items at closing.  Pursuant to the Asset Purchase Agreement, Buyer has agreed to deposit $15.25 million into an escrow account (the “Deposit”) on or before September 5, 2018, which will be credited against the purchase price at the closing of the transaction.

The closing of the transaction is expected to occur in the fourth quarter of 2018, and is subject to the satisfaction or waiver of customary closing conditions for a transaction of this type, including the receipt of any approvals required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

The Asset Purchase Agreement contains customary representations, warranties, agreements and other obligations of TA Operating and the Buyer. TA Operating and the Buyer have generally agreed to indemnify each other for breaches of the representations and warranties contained in the Asset Purchase Agreement, subject to certain survival period limitations, deductibles and caps.  In addition, TA Operating has agreed to indemnify Buyer for certain liabilities related to or arising out of events or periods prior to the date of closing, and Buyer has agreed to indemnify TA Operating for certain liabilities and the operation of the C-Store Business after the closing. Buyer Parent has guaranteed Buyer’s performance and the Company has guaranteed TA Operating’s performance under the Asset Purchase Agreement.

The Asset Purchase Agreement contains certain termination rights and remedies for TA Operating and Buyer.  In the event that Buyer breaches the Asset Purchase Agreement by failing to perform its obligations under the agreement, TA Operating has the right to terminate the Asset Purchase Agreement and retain the Deposit as liquidated damages or to seek specific performance of the Asset Purchase Agreement.  If TA Operating fails to perform its obligations under the Asset Purchase Agreement, Buyer has the right to terminate the Asset Purchase Agreement and receive the return of the Deposit or to seek specific performance of TA Operating’s obligations under the Asset Purchase Agreement.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement filed herewith as Exhibit 2.1 and incorporated herein by reference.  In addition, certain representations and warranties may not be accurate or complete because they are subject to a contractual standard of materiality different from those generally applicable to stockholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts.  Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, or for any other purpose, at the time they were made or otherwise.

Item 2.05: Costs Associated with Exit or Disposal Activities

As described in Item 1.01, the Company and TA Operating entered into an Asset Purchase Agreement with Buyer and Buyer Parent on September 1, 2018 pursuant to which TA Operating plans to sell to the Buyer the C-Store Business for $330.8 million, which includes $25.8 million of estimated net working capital items that are based on June 30, 2018, and are subject to adjustment based on actual balances of these items at closing.  As part of recognizing the C-Store Business as held for sale as a discontinued operation in accordance with generally accepted accounting principles, the Company conducted an impairment assessment for the assets to be sold.  This assessment determined that the current carrying value of the C-Store Business exceeds the agreed purchase price less costs to sell the C-Store Business; accordingly, the Company will recognize an impairment charge of approximately $101.5 million in the third fiscal quarter of 2018.

The Company estimates that it will incur a total of approximately $10.7 million of expenses related to the sale of the C-Store Business consisting primarily of advisor fees, marketing costs, severance and retention benefits, asset write offs and other transition and closing related costs; $0.9 million of this expense was recognized as incurred during the quarter ended June 30, 2018, and the remainder will be recognized in the third quarter of 2018.  The Company may incur additional costs associated with the sale of the C-Store Business as the foregoing costs are estimates and subject to change.

Item 2.06: Material Impairments

The information required by Item 2.06 is included under Item 2.05 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01: Regulation FD Disclosure.

On September 4, 2018, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference, announcing the Company’s execution of the Asset Purchase Agreement.

The slide presentation furnished as Exhibit 99.2 hereto and incorporated herein by reference and the pro forma financial information furnished as Exhibit 99.3 hereto and incorporated herein by reference may be used by the Company in various presentations to investors and analysts in connection with the sale of the C-Store Business.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of this report is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS REPORT CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. WHENEVER THE COMPANY USES WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “PLAN,” “ESTIMATE,” “WILL,” “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, THE COMPANY IS MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THE COMPANY’S FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. AMONG OTHERS, THE FORWARD LOOKING STATEMENTS WHICH APPEAR IN THIS REPORT THAT MAY NOT OCCUR INCLUDE THAT TA OPERATING WILL SELL TO BUYER THE C-STORE BUSINESS. THE SALE OF THE C-STORE BUSINESS IS SUBJECT TO VARIOUS TERMS AND CONDITIONS, SOME OF WHICH MAY NOT BE SATISFIED OR OTHER CIRCUMSTANCES MAY EXIST OR ARISE THAT RESULT IN THE TRANSACTION BEING DELAYED, NOT OCCURRING OR THE TERMS CHANGING.  ADDITIONAL FORWARD LOOKING STATEMENTS WHICH APPEAR IN THIS REPORT THAT MAY VARY FROM HOW THEY ARE DESCRIBED INCLUDE, AMONG OTHERS:

•                  STATEMENTS THAT BECAUSE OF THIS SALE, THE COMPANY EXPECTS TO RECOGNIZE AN IMPAIRMENT CHARGE OF APPROXIMATELY $101.5 MILLION IN THE THIRD QUARTER OF 2018 TO RECOGNIZE THE C-STORE BUSINESS AS HELD FOR SALE AS A DISCONTINUED OPERATION.  THE EXPECTED IMPAIRMENT CHARGE IS AN ESTIMATE AND, AFTER THE SALE CLOSES, THE ACTUAL LOSS MAY BE MORE, OR LESS, THAN $101.5 MILLION.

•                  STATEMENTS THAT THE COMPANY EXPECTS TO INCUR $10.7 MILLION OF EXPENSES RELATED TO THE SALE OF THE C-STORE BUSINESS.  THE EXPECTED EXPENSES ARE ESTIMATES AND ACTUAL EXPENSES MAY BE MORE, OR LESS, THAN $10.7 MILLION.

THE INFORMATION CONTAINED IN THE COMPANY’S PERIODIC REPORTS, INCLUDING THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2017, WHICH HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION, OR SEC, AND THE COMPANY’S QUARTERLY REPORTS ON FORM 10-Q FOR THE PERIODS ENDED MARCH 31, 2018 AND JUNE 30, 2018, WHICH HAVE BEEN OR WILL BE FILED WITH THE SEC, UNDER THE CAPTION “RISK FACTORS,” OR ELSEWHERE IN THOSE REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE

DIFFERENCES FROM THE COMPANY’S FORWARD LOOKING STATEMENTS. THE COMPANY’S FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, THE COMPANY DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENT AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01: Financial Statements and Exhibits.

(d)	Exhibits

2.1	Asset Purchase Agreement, dated September 1, 2018, between TA Operating LLC, TravelCenters of America LLC, EG Retail (America), LLC and EG Group Limited*

99.1	Press Release issued by TravelCenters of America LLC, dated September 4, 2018

99.2	Presentation, dated September 4, 2018

99.3	Pro forma financial information

*

Exhibits and schedules to the Asset Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

By:	/s/ William E. Myers
Name:	William E. Myers
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date:  September 4, 2018